UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2004

Merck & Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Merck Drive, P.O. Box 100, Whitehouse Station, New Jersey		08889
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	908-423-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

As part of its compensation program, Merck & Co., Inc. grants various awards to its employees and executive officers under the Merck & Co., Inc. 2004 Incentive Stock Plan (the "Plan"). The stockholder-approved Plan is on file with the Securities and Exchange Commission. Forms of award grant agreements for stock options, restricted stock units for an annual grant and restricted stock units for a Leader Shares grant, are attached hereto as Exhibit Numbers 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1 - Stock option terms for a non-qualified stock option under the Merck & Co., Inc. 2004 Incentive Stock Plan

Exhibit 10.2 - Restricted stock unit terms for annual grant under the Merck & Co., Inc. 2004 Incentive Stock Plan

Exhibit 10.3 - Restricted stock unit terms for a Leader Shares grant under the Merck & Co., Inc. 2004 Incentive Stock Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

October 28, 2004	By:	/s/ Debra A. Bollwage

Name: Debra A. Bollwage
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Stock option terms for a non-qualified stock option under the Merck & Co., Inc. 2004 Incentive Stock Plan
10.2	Restricted stock unit terms for annual grant under the Merck & Co., Inc. 2004 Incentive Stock Plan
10.3	Restricted stock unit terms for a Leader Shares grant under the Merck & Co., Inc. 2004 Incentive Stock Plan